UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2006

The Tube Media Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

005-79752	84-1557072
(Commission File Number)	(IRS Employer Identification No.)

1451 West Cypress Creek Road, Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

(954) 714-8100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management’s intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2006, the wholly-owned music television subsidiary of The Tube Media Corp. (the “Company”), The Tube Music Network, Inc. (“The Tube”), entered into an affiliation agreement, dated as of March 22, 2006 (the “Affiliation Agreement”), with Sinclair Television Group, Inc. (“Sinclair”). The Affiliation Agreement provides that Sinclair will have the exclusive right and obligation to transmit The Tube’s music network from Sinclair’s existing and acquired stations in the designated markets specified in the Affiliation Agreement. The Affiliation Agreement provides the terms and conditions of broadcasting, as well as the obligations of each of the parties.

Pursuant to the terms of the Affiliation Agreement, The Tube will pay a portion of its advertising revenue and a portion of the revenue that it receives from the sale of products on The Tube’s music network to Sinclair as compensation, and other compensation as described in the Letter Agreement (as defined below). The Affiliation Agreement has an initial term of five years that commences on the earlier of (i) the date on which The Tube’s music network is initially transmitted by Sinclair’s first station; or (ii) March 31, 2006. Sinclair may renew the Affiliation Agreement for two successive terms of five years each upon written notice to The Tube no later than 120 days prior to the expiration of the initial term or the first renewal term, as applicable. Sinclair may terminate the Affiliation Agreement as of March 31, 2007 with no liability upon written notice to The Tube no later than December 31, 2006. If at least 60 days prior to the end of the fourth year of the initial term, The Tube notifies Sinclair that it does not intend to pay the compensation specified in the Letter Agreement (as defined below), Sinclair may terminate the Affiliation Agreement upon at least 45 days prior written notice to The Tube.

In connection with the Affiliation Agreement, the parties also entered into a letter agreement, dated March 22, 2006 (the “Letter Agreement”), pursuant to which the Company agreed to issue to Sinclair (i) within 20 days after the execution of the Affiliation Agreement, a common stock purchase warrant to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $2.25 per share, and shares of Common Stock; (ii) upon Sinclair’s transmission of The Tube’s music network to television stations in markets that represent 50% of the designated markets where Sinclair owns and/or operates broadcast television stations, shares of Common Stock; and (iii) on or after April 1, 2007 and upon Sinclair’s transmission of The Tube’s music network to television stations in markets that represent 75% of the designated markets where Sinclair owns and/or operates broadcast television stations, a common stock purchase warrant to purchase shares of Common Stock at an exercise price of $2.50 per share and shares of Common Stock.

Each common stock purchase warrant entitles its holder to purchase one share of Common Stock for either $2.25 or $2.50 per share, subject to adjustments for stock splits, reverse splits, stock dividends, reorganizations, consolidations and mergers. The common stock purchase warrants may be exercised at any time prior to the earlier of the tenth anniversary of the issuance of the common stock purchase warrant.

Pursuant to the terms of the Letter Agreement, The Tube agreed that the Company may issue shares of Common Stock (i) as payment for services when the aggregate amount of all such issuances does not exceed 10% of the total number of shares of Common Stock outstanding as of the date of such issuance and so long as each share is issued at fair market value; (ii) to other distributors of The Tube’s music network when the aggregate amount of all such issuances does not exceed a specified number of shares of Common Stock; (iii) to satisfy existing obligations of the Company to issue equity, which obligations are specified in the Letter Agreement; (iv) pursuant to the Company’s 2004 Stock Option and Stock Incentive Plan or any other equity incentive plan approved by the Company’s stockholders; provided, that the maximum number of shares issuable under such plans does not exceed 10% of the total number of shares of Common Stock outstanding as of the date such plan is approved by the Company’s stockholders; and (v) in connection with a purchase, merger or consolidation where the Company is the surviving corporation or an acquisition of the assets of a third party by the Company.

The Letter Agreement provides Sinclair with a seat on the board of directors of The Tube, which shall be composed of no less than three and no more than ten members.

The foregoing brief summary of the Affiliation Agreement, Letter Agreement and common stock purchase warrant is not intended to be complete and is qualified in its entirety by reference to the Affiliation Agreement, Letter Agreement and form of common stock purchase warrant, which are attached hereto as Exhibits 10.1, 10.2 and 10.4, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The Company agreed to issue shares of Common Stock and common stock purchase warrants to purchase shares of Common Stock in connection with the matter described above. See the disclosure in Item 1.01 above. The Company maintains that the issuance of these securities is exempt under the Securities Act of 1933, as amended, in reliance upon Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

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Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

10.1	Affiliation Agreement, dated as of March 22, 2006, by and between The Tube Music Network, Inc. and Sinclair Television Group, Inc.

10.2
Letter Agreement, dated March 22, 2006, by and among The Tube Media Corp., The Tube Music Network, Inc. and Sinclair Television Group, Inc. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.3
Securities Purchase Agreement, dated as of March 22, 2006, by and between The Tube Media Corp. and Sinclair Television Group, Inc. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.4
Common Stock Purchase Warrant of The Tube Media Corp. issued to Sinclair Television Group, Inc. (This document has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

99.1	Press Release dated March 23, 2006.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2006	THE TUBE MEDIA CORP.

	By:	/s/ John W. Poling
Name: John W. Poling
Title: Chief Financial Officer